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                                                                    Exhibit 23.1

            [LETTERHEAD OF WEINICK, SANDERS, LEVENTHAL & CO. LLP]


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


          We hereby consent to the incorporation by reference in this Registration Statement on Form SB-2 pertaining to Stem Cell Preservation Technologies, Inc. of our report dated April 23, 2002 for the year ended November 30, 2001.


                                        /s/ Weinick Sanders Leventhal & Co., LLP


  New York, New York
  May 31, 2002